U.S. GLOBAL INVESTORS FUNDS

                         SUPPLEMENT DATED JUNE 30, 2005
                    TO THE PROSPECTUS DATED NOVEMBER 1, 2004

The prospectus is hereby supplemented to reflect the following changes:

PAGE 1 - MAIN INVESTMENT STRATEGIES
On page 1 delete the second sentence in the third paragraph and substitute the following:

     The China region consists of the People's Republic of China, Armenia, Azerbaijan, Bangladesh, Georgia, Hong Kong, India, Indonesia, Kazakhstan, Korea, Kyrgyzstan, Laos, Malaysia, Mongolia, Nepal, Pakistan, Philippines, Singapore, Taiwan, Tajikistan, Thailand, Turkmenistan, Uzbekistan, and Vietnam.

PAGE 15 - EXPENSE LIMITATION
In the second paragraph on page 15 delete the second sentence in the second paragraph and substitute the following:

     The Adviser has contractually limited total fund operating expenses to not exceed 1.75% for the All American Fund, 0.70% for the Tax Free Fund, and 0.45% for the Near-Term Tax Free Fund and the Government Securities Savings Fund on an annualized basis through November 1, 2006, and until such later date as the Adviser determines.

PAGE 16 - PRINCIPAL TYPES OF INVESTMENTS AND RELATED RISKS
In the seventh paragraph on page 16 add the following sentence to the end of the paragraph:

     or (4) are primarily traded on the China, Taiwan, or Hong Kong exchanges.

PAGES 1, 4, 9, 12, 16 AND 17
In the description of the respective fund's investment strategies, delete the words "80% of its total assets" or "80% of its assets" and replace with "80% of its net assets (plus any borrowings for investment purposes)."